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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                   FORM 8-K/A
                                  AMENDMENT TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2001


                              DOCUCON INCORPORATED
             (Exact name of registrant as specified in its charter)

                              -------------------

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         Delaware                       1-10185                 74-2418590
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)
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                            8 AIRPORT PARK BOULEVARD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (518)786-7733




                            8 Airport Park Boulevard
                             Latham, New York 12110
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          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Docucon, Incorporated ("Registrant") reported on September 25, 2001, that effective September 21, 2001, Registrant approved the dismissal of Rothstein, Kass & Company, P.C. as the Registrant's independent accountants. In connection with the audit of the Registrant's financial statements for the year ended December 31, 2000, and through September 21, 2001, there were no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statements disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C. would have caused Rothstein, Kass & Company, P.C. to make reference to the matter in their report on the financial statements nor were there any reportable events

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      16.1  Letter from Rothstein, Kass & Company, P.C. dated October 9, 2001.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DOCUCON, INCORPORATED


                                    By: /s/ Robert W. Schwartz
                                        -------------------------------------
Date: October 9, 2001                   Robert W. Schwartz, President and CEO


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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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                 Letter from Rothstein, Kass & Company, P.C. dated October 9,
    16.1         2001.